UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2008

VALENCE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20028	77-0214673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12303 Technology Boulevard,
Suite 950
Austin, Texas 78727

(Address of principal executive
offices)

(512) 527-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2008, Valence Technology, Inc. (the “Company”) announced the appointment of Khoon Cheng Lim, Ph.D., as Chief Technology Officer of the Company, effective immediately.

Dr. Lim, 63, has been employed by the Company since January 2007. Dr. Lim also serves as the President and Co-Founder of Pleiades Battery Manufacturing, a lithium-ion battery development and manufacturing company.  From 2005 to 2007, Dr. Lim served as the General Manager and Co-Founder of Energy Sciences International, LLC, a consulting firm specializing in lithium-ion battery manufacturing technologies and advanced production machine designs.  From 1998 to 2005, Dr. Lim served as the Chief Technology Officer, General Manager and Co-Founder of Macro Energy-Tech, Inc., a consumer electronics lithium-ion battery producer.  Dr. Lim holds a Ph.D. in Physics from SUNY-Buffalo and both a Masters of Education and a Bachelors of Science in Physics from the University of Malaya in Kuala Lampur.

The Company and Dr. Lim entered into an employment letter agreement specifying certain matters regarding his promotion, effective November 3, 2008.  Dr. Lim will receive an annual salary of $200,000. Dr. Lim previously received 500,000 options in January 2007.  In the event that Dr. Lim is terminated for other than Good Cause (as defined in the employment letter agreement), all of his unvested options shall immediately vest at the time of termination and will become immediately exercisable on the  date of termination.

The summary of the terms of the employment agreement with Dr. Lim is qualified in its entirety by the text of the agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

On October 29, 2008, Joel Sandahl resigned as Vice President of Engineering and Product Development for Valence Technology, Inc.  In connection therewith, the Company entered into a Severance Agreement and Release (the “Severance Agreement”).  The Severance Agreement provides that the Company will pay Mr. Sandahl three months of his current base salary, plus an additional cash payment equal to two months of his current base salary and all accrued, but unused, vacation.  The Company also agreed to pay Mr. Sandahl’s COBRA premiums through March 29, 2009.  All of Mr. Sandahl’s options that have vested on or before October 29, 2008 must be exercised no later than April 29, 2008 in accordance with the terms and provisions of the applicable option agreements.

This summary of the terms of the Severance Agreement is qualified in its entirety by the text of the Severance Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1	Employment Letter Agreement by and between Valence Technology, Inc. and Khoon Cheng Lim.

Exhibit 10.2	Severance Agreement and Release by and between Valence Technology, Inc. and Joel Sandahl.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: November 4, 2008	By:	/s/ Roger Williams
Roger Williams
Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit 10.1	Employment Letter Agreement by and between Valence Technology, Inc. and Khoon Cheng Lim.

Exhibit 10.2	Severance Agreement and Release by and between Valence Technology, Inc. and Joel Sandahl.